SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement
|X|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               THE RBB FUND, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:



|_| Fee paid previously with preliminary materials:


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:


(2)      Form, Schedule or Registration Statement No.:


(3)      Filing Party:


(4)      Date Filed:



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Dear Shareholder:

The Special Meeting of Shareholders of the Boston Partners Family of Funds of The RBB Fund, Inc. (the "Fund") has been rescheduled from Tuesday, October 15, 2002 to Friday, October 25, 2002, at 10:00 a.m. The meeting will continue to be held at the offices of the Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 4th Floor, Wilmington, DE 19809. If you have any questions, please contact Mr. Henry J. Lawlor, at 1-888-261-4073.